UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 6, 2005

SOURCECORP, INCORPORATED

(Exact name of registrant as specified in its charter)

DELAWARE	0-27444	75-2560895
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3232 MCKINNEY AVENUE, SUITE 1000 DALLAS, TEXAS		75204
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (214) 740-6500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

1.01        Entry into a Material Definitive Agreement.

In December 2004, the Company’s Compensation Committee and Board recommended and approved certain compensation related adjustments with respect to the following officers: Ed H. Bowman, Jr. (President and Chief Executive Officer), Thomas C. Walker (Chairman of the Board and Chief Development Officer), Ralph D. Burns (Vice President of Corporate Development), Stephen W. Davis (Chief Information Officer), David Delgado (Division President), Barry L. Edwards (Executive Vice President and Chief Financial Officer), Charles S. Gilbert (Senior Vice President, Secretary and General Counsel), W. Bryan Hill (Vice President and Chief Accounting Officer), Kerry D. Walbridge (Division President) and Ronald Zazworsky (Division President).  The Company executed employment contracts, which reflected such adjustments, on May 6 and 9, 2005, with such agreements being effective as of January 1, 2005.

Mr. Bowman’s employment agreement is for a term ending December 31, 2009, with an automatic annual five-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement.  Mr. Walker’s employment agreement is for a term ending December 31, 2006, with an automatic annual two-year renewal unless prior notice of nonrenewal is given to him according to the terms of the agreement.  Mr. Bowman’s and Mr. Walker’s agreements are updates and continuations of their pre-existing agreements, which as noted provide for automatic renewals.  Each of the employment agreements between the Company and Messrs. Burns, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky is for a term ending December 31, 2005.

Each of the employment agreements provides that, in the event of a termination of employment by the Company without “good cause” or by the employee for “good reason” (as such terms are defined in the employment agreements), the employee will be entitled to receive from the Company a lump-sum payment equal to the employee’s then current salary for the greater of two years or the remainder of the term under the employment agreement in the case of Messrs. Bowman and Walker; and one year’s salary in the case of Messrs. Burns, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky.  Further, in the case of Messrs. Burns, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky, in the event such employee is terminated by the Company without good cause within the first six months of the year following the expiration of their employment agreement term, and their agreement has not been replaced, such employee will be entitled to receive as severance their base monthly salary times the remaining number of months in that calendar year.

In the event of a change in control as defined in the employment agreements, the employee will be entitled to a specified lump-sum severance payment, which is 5 times the sum of annual salary and maximum bonus in the case of Mr. Bowman; 3.64 times in the case of Mr. Walker; 3 times in the case of Messrs. Edwards and Walbridge; 2 times in the case of Messrs. Davis, Delgado, Gilbert, Hill, Zazworsky; and 1 times in the case of Mr. Burns.  However, with respect to Messrs. Burns, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky, in the event of a change of control, the employment agreements with such individuals provide that the Company may require that the employee remain employed by the Company up to one year following such change in control as a condition to receiving such payment.  In the case of Messrs. Bowman and Walker, such employees would have a two-year period following a change in control to terminate their employment and receive such severance.  Further, in the case of a termination of the employment agreements of Messrs. Bowman or Walker in connection with a change in control, such employees would be entitled to the continuation of certain benefits, including insurance coverage, for a period of three years.

Each of the employment agreements for Messrs. Bowman, Walker, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky contains a covenant not to compete with the Company and its subsidiaries for a period of two years following termination of employment (one year in the case of Mr. Burns), provided that in the event of a termination of employment by the Company without good cause, or by the employee for good reason, the term of the covenant not to compete contained in the employment agreement will be shortened to one year following transaction.

Each of the employment agreements provides for the payment to the employee of an annual base salary and that the employee is eligible for additional year-end bonus compensation.  The base salaries for the above-named individuals are as follows (such amounts reflect base salary only and do not include perquisites benefits or bonus opportunities):

Officer	Salary

Ed H. Bowman, Jr.	$675,000
Thomas C. Walker	$350,000
Ralph D. Burns	$270,000
Stephen W. Davis	$270,000
David Delgado	$275,000
Barry L. Edwards	$360,000
Charles S. Gilbert	$260,000
W. Bryan Hill	$200,000
Kerry D. Walbridge	$320,000
Ronald Zazworsky	$285,000

The employment agreements between the Company and each of Messrs. Bowman, Walker, Burns, Davis, Delgado, Edwards, Gilbert, Hill, Walbridge and Zazworsky are filed as Exhibits 99.1 through 99.10 to this Current Report.

Further, on May 6, 2005, the Company, as recommended and approved by the Company's Compensation Committee and Board, paid Mr. Bowman, Mr. Walker and Mr. Edwards $325,000, $125,000 and $175,000, respectively, as special bonuses in connection with among other things, their efforts relating to the completion of the Company's restatement and efforts resulting in an unqualified SOX 404 opinion.  The last time bonuses were paid to these three individuals was in early 2004 relating to 2003 performance.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

Exhibit Number	Description

99.1*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005.

99.2*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005.

99.3*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005.

99.4*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005.

99.5*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005.

99.6*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005.

99.7*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005.

99.8*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and W. Bryan Hill effective as of January 1, 2005.

99.9*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005.

99.10*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of January 1, 2005.

*Management contract or compensatory plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 11, 2005

SOURCECORP, INCORPORATED

	By:	/s/ ED H. BOWMAN, JR.
Ed H. Bowman, Jr.
President and Chief Executive Officer

INDEX TO EXHIBITS

Exhibit Number	Description

99.1*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ed H. Bowman, Jr. effective as of January 1, 2005

99.2*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Thomas C. Walker effective as of January 1, 2005

99.3*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ralph D. Burns effective as of January 1, 2005

99.4*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Stephen W. Davis effective as of January 1, 2005

99.5*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and David Delgado effective as of January 1, 2005

99.6*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Barry L. Edwards effective as of January 1, 2005

99.7*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Charles S. Gilbert effective as of January 1, 2005

99.8*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and W. Bryan Hill effective as of January 1, 2005

99.9*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Kerry D. Walbridge effective as of January 1, 2005

99.10*	Amended and Restated Employment Agreement by and between SOURCECORP, Incorporated, SOURCECORP Management, L.P. and Ronald Zazworsky effective as of January 1, 2005

*Management contract or compensatory plan or arrangement.